Listing Report:Supplement No. 82 dated Oct 22, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 408959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$23,060	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ND33	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my existing credit cards so I can get lower rates.

My financial situation:
I am a University of Notre Dame alum and am getting my Ph D in Clinical Psychology currently.? I want to pay off the debts I accrued while at Notre Dame with a much lower interest rate because my current rates are outrageous.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	36%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 1m
Amount delinquent:	$228	Revolving credit balance:	$11,185	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikenzane	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bringing down monthly bills
Purpose of loan:
This loan will be used to:
First Let me start by saying I see that prosper has me at HR but I dont feel like I am.?Prosper has me @?36% debt to ratio.
The one delinquent account I have I didnt pay because it was a hospital bill, I went in and was misdiagnosed, ended up gong to another ER and was treated and better in hours. Maybe that was wrong but I dont feel I owe it.
This Loan will:
Consolidate loans?2 credit cards and my 2003 Chevy malibu?this will include:
2560.00 Wells Fargo Chevy Malibu
950.00?Wells fargo credit card
1100.00 HBC( Orchard city)
I plan to payoff these credit cards, and not use them again.
This prosper loan will bring down my monthly bills by about 250.00 a month

My financial situation:
I am a good candidate for this loan because?
I have work for the same company for almost 5 years now.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1983	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,806	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	priceless-asset1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up business, export to India

Purpose of loan :Establish? a letter of credit through Chase bank to pay manufacturer. Shipping and other expenses.

My financial situation
I am living with my son?. I have zero expense. All income social security and part time makes me financial well secure.

Monthly net income: $ 25,00.

Monthly expenses: $ 100.

??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment:$0
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 30
??Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$89.76

Auction yield range:	4.27% - 16.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,799	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kajoola	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$1,457.86	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
REPOST! Med student for residency!
This is a REPOST at a higher interest rate :)? I'm not entirely sure what happened to my last listing (??)? I reposted, but it only was on there for like 6 days.? Weird!? So I'm reposting - hopefully at the full 14 days!!!? Please ask any questions - I'll answer anything.? Thanks, guys!

Purpose of loan:? I'm a medical student in my last year of school!? It's that time in my training that I have to take my licensing boards, apply to residency programs, and go on interviews around the country.? It's an incredibly expensive process.? I'd rather take out a small, manageable loan than put all this on high-interest credit cards!

My financial situation:? I am a good candidate for this loan because my credit is excellent!? I've borrowed from prosper in the past, and I've never even had a late payment on my loan.? I'm a good investment because A) I have excellent credit to begin with and I have no intention of ruining it, and?B) I have a terribly guilty conscience when it comes to being late for anything :)As for my financial situation, my living expenses including utilities are $800 a month.? I have an additional?600-700 in financial aid for other living expenses.? ALL of my living expenses - rent, food, etc., are paid for with financial aid from my school.? I'm a student (for a few more months), but I do have a little money coming in from part-time work plus my savings.? I can definitely manage the monthly payment on this loan.? In addition, in 6 months I'll be a resident physician, furthering my financial stability.? My credit is excellent!? If you have any questions, feel free to ask.? I'm happy to answer anything.?

In the event that you were curious, I've chosen emergency medicine as my specialty.? :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$154.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	62%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	25y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,951	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lean-rupee	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF HIGH INTEREST LOAN
Purpose of loan:
This loan will be used to? PAY OFF HIGH INTEREST LOAN FOR AMERICAN GENERAL FINANCE.

My financial situation:
I am a good candidate for this loan because?I HAVE NEVER BEEN LATE ON , OR MISSED ANY PAYMENTS ON LOANS OR CREDIT CARDS IN THE LAST 20 YEARS.? IN ADDITION TO INCOME FROM SOCIAL SECURITY, I ALSO AVERAGE ABOUT $200 A MONTH IN CONSULTING FEES FOR MY KNOWLEDGE IN INDUSTRIAL ELECTRICAL WIRING AND CONTROL.? I AM NOW LEGALLY BLIND, SO I CANNOT DO THE WORK MYSELF, BUT AM ASKED ON A REGULAR BASIS FOR MY INPUT ON VARIOUS ELECTRICAL PROBLEMS. I HAVE 30+ YEARS EXPERIENCE IN THIS FIELD.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	55	Length of status:	27y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sparkling-repayment0	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reorganize budget
Purpose of loan:
This loan will be used to?reorgainze

My financial situation:
I am a good candidate for this loan because?I have been very careful with my credit, but the downturn has affected me.? By obtaining this loan I will be able to get on top of things ?

Monthly net income: $ 3500.00 ~~4000.00

Monthly expenses: $
??Housing: $ 626.00
??Insurance: $?270.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $ 300.00 month
??Food, entertainment: $?150.00 month
??Clothing, household expenses $ 150.00 month
??Credit cards and other loans: $ 280.00 week
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.09%	Starting borrower rate/APR:	34.09% / 36.53%	Starting monthly payment:	$134.17

Auction yield range:	11.27% - 33.09%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$46,497	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	petersocal	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay down Credit Card
Purpose of loan:
This loan will be used to pay down credit card debit.

My financial situation:
I am a good candidate for this loan because?

Currently have a loan with prosper that will paid this month (I have NEVER been late).? This will not change my monthly oblications so this loan will not effect my cash flow. ? I am sole proprietor of my own business which has been in the black since 1998.? Monthly net income between $8,000.00-10,000.00

Monthly expenses: $
My monthly expenses come to roughly $6000 a month.? This includes housing, food, utilities etc.

I am happy to provide any details or answer any questions.? As I mentioned, I have had a loan with proper which has 1 payment left (Oct.), I have never been late, and I would never be late with a new loan!

Thank you for your time...

P
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	21%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	30	Length of status:	31y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,421	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	hudzilla01	Borrower's state:	Texas	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Aug-2007) 660-680 (Jun-2007)
Principal balance:	$2,113.43	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Remodeling two bathrooms
Purpose of loan:
This loan will be used to?remodel my two bathrooms. We've?been remodeling our whole house for the last three years and the baths are the final rooms.?

My financial situation:
I am a good candidate for this loan because?been employed with the same company for 31 years. I've had a Prosper Loan for two years with on time payments every month.

Monthly net income: $ 4,800

Monthly expenses: $ 3461
??Housing: $ 1,161
??Insurance: $?185
??Car expenses: $ 305
??Utilities: $350
??Phone, cable, internet: $ 135
??Food, entertainment: $600
??Clothing, household expenses $150
??Credit cards and other loans: $ 575
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$55.99

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$50,634	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-watcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 740-760 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Adding Some Inventory
Purpose of loan:
This loan will be used to add some inventory to my eBay and online business.? I've been reinvesting everything right back in to the business.? So far it's been great but I'd like a have more than a few items available at a time.? Oh for those who want to know, I sell hand-made wigs on eBay in addition to my day job.? The wigs cost between $140 and $240 each.? They typically sell for between $200 and $295 on eBay and more on the website.? I'd just like to have a few more available.

My financial situation:
I am a good candidate for this loan because I've had a Prosper loan before and paid it back exactly as listed in my loan.? I'm also a Prosper investor so I've has a god experience from both sides.? Prosper rates me a 10 so I'm a safe bet.? I plan on paying this off relatively quickly.? Let's say within 6 months or so?? This is a decent loan for those who don't want to tie their money up for too long.? Oh and my credit report doesn't list home ownership but I cosigned on a HELOC for my mom back in December so about $45K of the balance shown is the HELOC and another $35K is in student loans from grad school. My credit score also fell b/c of the extra debt.? Don't forget, I also have a stable 9-5 job.? They have not done layoffs at all in their 50 years of existence and have assured us that they have no plans to lay anyone off at all.?

Monthly net income: $? $2500

Monthly expenses: $
??Housing: $0 (live with BF in his paid for home)
??Insurance: $ $140
??Car expenses: $ 440 (to be paid of by December 25)
??Utilities: $ 0 (BF pays)
??Phone, cable, internet: $ 35
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 540 (student loans and one credit card)
??Other expenses: $ 100 (gas and such)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.16%	Starting borrower rate/APR:	12.16% / 12.51%	Starting monthly payment:	$416.13

Auction yield range:	3.27% - 11.16%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2001	Debt/Income ratio:	9%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,667	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	aylatrigger	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Sale - Realtor's Commission
Purpose of loan:
This loan will be used to pay my Realtor's commission from the sale of my home. I recently got a new job and moved out of state. My home value remained stable, but after fees and commission I'll need to bring some cash to the table at closing.

My financial situation is stable. I have maintained a good credit history - I've never missed a payment. I have a solid job with good income, and have low expenses. My only debt is my home (for the next month at least), my car, and a couple purchases that are on no-interest financing deals. I'm currently living rent-free with my parents and will continue to do so until the loan is paid off.

My monthly expenses are as follows:
$500 - Car payment/insurance
$100 - Bills

I've been a lender with Prosper for about a year and a half. Please ask any questions you may have, and thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$280.38

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,902	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	noland9	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	780-800 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Pay taxes
Purpose of loan:
This loan will be used to pay the IRS for 2008 taxes, to avoid paying the HIGH penalties and interest.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and I have never been late on any of them. I make good financial decisions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$632.43

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	44%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$65,462	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blissful-revenue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards w/ help
Purpose of loan:
This loan will be used to? pay off some higher interest credit card debt.? I have been paying all my accounts on time and paying more then the min. but am unable to make any real progress on paying down.? I am looking for the opportunity to get these paid down and not pay 2 to 3 times what was originally spent by using these cards.? I can pay these credit cards down with a lower interest rate loan that will allow me to keep my good credit rating and improve it.? I want to do the right thing and with someones help I will have a chance to make good on my responsibility.

My financial situation:
I am a good candidate for this loan because?I work for the federal government and have been in my job for over?7 years.? I have over the last 3 years handled the budget for the household for my mother and I.? I have setup and made schedule payments, making adjustments?due to shifting due dates by the creditors.? My mother and I share our home and all our debt.? She is disability retired and I work full time.? I am up for temporary deployment to other job sites that include additional income for "Expenses" I did this this summer and for 3 months made an additional $39?a day.? This allowed me to do some upkeep and repairs this summer.? I am hoping to get another deployment in the next 3-6 months.? I am driven to do the right thing, something the commercial financial institutions don't seem to want to do.? For me the opportunity to pay off is more satisfying then going to consumer credit, or debt restructuring.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$770.24

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unrivaled-dime8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BIG PAYBACK
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1992	Debt/Income ratio:	43%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-platinum-mulberry	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my payday loans.
Purpose of loan:
To pay off three payday loans.

My financial situation:
I am a good candidate for this loan because I believe in paying my bills and paying them early.? I only have one bill now and that is a car loan which will be paid off in January 2011.

Monthly net income: $1200.00

Monthly expenses: $
??Housing: $0
??Insurance: $164
??Car expenses: $40
??Utilities: $0
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	76%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,466	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	basis-clarinet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of High Interest Credit Card
Purpose of loan:
This loan will be used to pay off high interest credit cards. The credit card that my husband and I have had for the longest amount of time just informed us they are raising their interest rates, almost doubling the current interest rate we pay! I tried to negotiate with them, but they are unwilling to budge unless I close my account. This is the only credit card we use, so we don't want to do that.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and always pay more than the minimum payments. My husband and I are trying to put ourselves in the position to buy a home in the next few years. Our debt has come from student loans, auto loans, and credit cards. Our credit card debt accrued mainly when we first were married. We relocated to an expensive area so I go attend graduate school. My husband did not have a job for several months. Over the years we have moved up in our employment and finally feel comfortable in our financial situation to a point we can actively pay down debt. We both have steady employment and both jobs are secure. I also recently picked up a part time job as well to aid our finances.

Monthly net income: $?
My income is approximately $2,800 per month from one job and about $400 from the part time job. My husband's income is approximately $5,000.

Monthly expenses: $
??Housing: $ 1795.00
??Insurance: $ 165.00
??Car expenses: $ 250.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00 +$150.00 for cell phones
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?1385 (includes $550 a month for business loan)
??Other expenses: $500 (daycare for child)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,912	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	humblewoman	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST- WANTING TO GET ESTABLISHED
Purpose of loan:
This loan will be used to? I have four payday loans I want to consolidate together the fees alone are $427.50 every payday. I never miss a payment with them or any other loans I have. I was raised up that you pay your bills no matter what and I guess that is how I fell into the payday loans. I found prosper online and decided to give it a try. my first list did not get 100% funded but I really appreciate those who did bid and want to say thank you. The last listing showed for $2500.00 now $2000.? the$ 500.00 was to have my breaks fixed on my car, I have decided to take that off? because right now the most pressing issue is to payoff the payday loans?I promise this will not take me 3 yrs to pay back, it will take me less than 2 yrs.

My financial situation:
I am a good candidate for this loan because? I have a good job that I have been at for 8yrs and 6mos. I also have a part-time job that I have worked at for 4 yrs. I have always had a job since highschool(old enough to get a job). I have never had a bankrup., no delinq., no late payments. one inqur. was to refinance our home loan for a less percentage rate. my husband has been with his job for 20 yrs, we have 401k's we could borrow from but we don't feel that is a good way to go. we have over $30,000.00 in those. so If we get in a world of hurt we could cash those out . We also have $40,000.00 in equity in our home that we could use if needed. I also have my car that is paid off that is worth $8000.00.?I do not want to go through the bank I have enough revolving credit, I want to improve my credit score. I have made mistakes in my life and these paydays are one. I would like to pay them off this next payday 10/31/09. please consider I would like to get establish with prosper and prove to you I am a good borrower. you will not be disapointed.

Monthly net income: $ 42000.00 + 5000(PART-TIME JOB) + husband (65,000.00 yr)
Monthly expenses: $ 2000.00
??Housing: $ my husband pays for
??Insurance: $ my husband?pays for
??Car expenses: $ gas only car paid for?$150.00
??Utilities: $ 141.00
??Phone, cable, internet: $ 205.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 636.00
??Other expenses: $ payday loans to be paid off with this loan($457.50 bi-wkly) this loan would save me a big amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sunny-leverage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising, promotion, Invertory,
Purpose of loan:
This loan will be used to help Grow my business, Advertising, promotion, Invertory, Computer, billes.
Welcome to SKBS. We specialize in getting doctors and business owners their money more quickly as well as helping them create new avenues of income. Please feel free to look through our web site to see the various systems we offer or Request a Free CD to get an overview of how we can help you. Solutions for DoctorsOur company is dedicated to helping doctors of all types increase their cash flow using new innovations in technology. On this site you will find solutions for increasing the amount of money?and speeding up the time it takes to collect that money?from both insurance companies and your patients. You will also find information on our other services that can help you increase your patient base and build your practice. Please contact us if you have any questions or if we can be of service to you. Solutions for General BusinessesBeyond assisting doctors, SKBS also specializes in helping all types of businesses increase their cash flow using next generation methods. On this site you will find solutions that will increase the amount of money you collect from customers and decrease the time it takes to collect it! Please contact us today to discover how your business may benefit from these unique services.My financial situation:

I am a good candidate for this loan because?? I have good credit, and all my bills are paid on time

Monthly net income: $
5,000

Monthly expenses: $
??Housing: $ 3421.23
??Insurance: $ 180.00
??Car expenses: $ 0.00
??Utilities: $?0
??Phone, cable, internet: $ 134.71
??Food, entertainment:$?0
??Clothing, household expenses:$?0
??Credit cards and other loans: $ 13,500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,884	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bonafide-money7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card.
Purpose of loan:
This loan will be used to pay off a credit card.

My financial situation:
I am a good candidate for this loan because I have never had a late payment in 15 years. I am basically spinning my wheels paying the minimum payment on a credit card, and a loan of $5000 would be just about equal to the minimum payment I am making now.

Monthly net income: $ 1680

Monthly expenses: $
??Housing: $ 900 only until June 1 (?I will get a cheaper apartment)
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $ 33
??Phone, cable, internet: $?130
??Food, entertainment: $?50
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1986	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,506	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reasonable-basis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs
Purpose of loan:
This loan will be used to pay for unexpected car repairs.

My financial situation:
I am a good candidate for this loan because I have a good job and am able to make timely payments.

Monthly net income: $ 2127.41

Monthly expenses: $
??Housing: $550.00
??Insurance: $ 60.00
??Car expenses: $ 312.00
??Utilities: $?175.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?350.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$223,449	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	red-community-worker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of equipment for business
Purpose of loan:
This loan will be used to?
purchase kennels for an upscale dog hotel business that I am opening in Boston.? The dog hotel will be the only kennel in the city of Boston and already has a following of almost 1000 people on Facebook.? Services will include hotel, daycare, grooming, retail, and rehabilitation.
My financial situation:
I am a good candidate for this loan because?I have been responsible with debt, have a vision and solid business plan for where I want to go with the business, and an opportunity to employ up to 17 other people before the holidays if I can order enough equipment to board a sufficient number of dogs to pay their salaries.? I have been turned down by the banks (apologetically) because they say I have a great business plan and financials but in the current economy, no one is lending to start ups.? I am putting a significant amount of my own capital behind the project and the $25,000 breather will allow me to have more working capital instead of spending my last penny on equipment.? I have all the required permits, including zoning, to start hiring in 3 weeks if I secure the loan.
The revolving credit amount in this report is incorrect and has been reported to Experian.? The amount reflected is a home equity line, not revolving credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.34

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,218	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DCP476	Borrower's state:	Indiana	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$3,650.67	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off some debts
Purpose of loan:
This loan will be used to pay down higher interest debt so I can pay it down faster, including paying off a car loan too. I have never been late on loan payments such as Prosper.

My financial situation:
I am a good candidate for this loan because I am aware of what I need to do in order to save money, i.e. reduce high interest loans by consolidation.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $? 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ varies
??Clothing, household expenses $ varies
??Credit cards and other loans: $ 700
??Other expenses: $ varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.03%	Starting borrower rate/APR:	19.03% / 21.25%	Starting monthly payment:	$357.54

Auction yield range:	4.27% - 18.03%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	55%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,677	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dwick299	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$3,320.93	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off last credit card!!!
Purpose of loan:
This loan will be used to??? Pay off our last credit card!??We have went from $35,000 to $8,750 in credit card debt in the last 2 years.? We have been very dedicated and paying between $2,000 and $3,000 extra per month on our cards so this payment would be a drop in the bucket compared to what we have been paying.? We would love to be totally done with credit cards and reduce our interest rate (over 20% on the credit card we would be paying off).? Our DTI ratio looks?average becuase they arent counting my husbands income.

My financial situation:
I am a good candidate for this loan because? My husband and I have a combined income well over $150,000 a year.? Our cash flow is great - we are just wasting too much on our interest.?? We also took out a small prosper loan ($5,600) over a year ago and have always paid on time.? We have never been late on a payment of any kind for the last 10 years.? We both have good, stable jobs with a good income.? We have been been with the same employer for 10+ years and are in great shape financially - with one exception - this last credit card.?
This would help us out a lot and give me great piece of mind.??Thanks for?your consideration, your help would be much appreciate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.36%	Starting borrower rate/APR:	29.36% / 33.37%	Starting monthly payment:	$42.10

Auction yield range:	11.27% - 28.36%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1976	Debt/Income ratio:	75%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	66	Length of status:	12y 6m
Amount delinquent:	$36,855	Revolving credit balance:	$16,197	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exchange-oak	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hot water heater
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$546	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-capital-magician	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to help fund the essentials needed for the typical student such as myself.? This loan will cover such expenses as rent, food, utilities, gas, etc.?

My financial situation:
I am a good candidate for this loan because I have always been good with money.? If I have to cease my studies to return to my job as a pharmacy technician, I will.? My credit score is good to excellent.? I have only been late making payments on my credit card once or twice in the many years that I have been with my bank.? I was probably late by a few hours during these times.? I have one primary checking card and one primary credit card.? My credit card is paid off, it always is paid off.? I have no hidden loans or deficits anywhere else.? As of right now, I still do not owe any money to anyone.? I still have some money saved up.

I feel my success in school needs my invested time so I quit my pharmacy technician job in August.? I am now asking for this loan to help keep me on my feet.? I hope you will agree to offer my loan to me at a great rate because I will stop at nothing to pay back promptly and on time.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1987	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$25,088	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	trustworthy-worth	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I always pay my bills
Monthly net income: $ 4086?+ 2800
Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 250
??Car expenses: $ 400
??Utilities: $ 400
??Phone, cable, internet: $?400
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 175/1000(before loan)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$317.11

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	22%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,256	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	heartpounding-rate	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have been a special?educator for 20 years. I am a very honest and trusting person who plans to consolidate my high interest credit card loans.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 400 (Renting with a roommate)
??Insurance: $ 275
??Car expenses: $ 567
??Utilities: $100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$414.37

Auction yield range:	17.27% - 19.99%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	62%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	77	Length of status:	17y 7m
Amount delinquent:	$135	Revolving credit balance:	$11,372	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	exuberant-transaction	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get my life back - CREDIT CARD FREE
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards.?DOWN TO THE LAST 3 CARDS!!!!!
My financial situation:
I am a good candidate for this loan because? I have been making great strives in my life to pay-off debt.? I'm down to the last couple of headache credit cards with mad interest rates.? If I'm granted this loan I plan on paying these out and getting rid of them.? I pay my bills on time (the interest rate is what's killing me).? I'd rather be paying you than the credit card companies.? I've been on my job for 17 years and just trying to get back on track for myself and family.? I've recently been blessed to have been able to pay off the majority?of my debt,?but still down to a few.? I have a credit score of 720-740 and do pay my bills and care about my credit.? I pay my bills on time.

I have recently paid off several cards and down to three.? I have additional income on the side (sell on EBAY &?host jewelry parties) so that's how I was able to pay off most of my?debt over the last 7-8 months.? The ones that I paid out have been closed and the credit report might not show that yet because it has my debt ratio higher than it really is.? The one delinquent payment it show is from a card that I still owe that I'm disputing with them because of a posting error (had to submit banking information to the company to show it was paid on time).? Please ask any questions!!!!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$132.13

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tooley	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a home
Purpose of loan: Currently I have a credit cards from our wedding with $3500.00 left on it them at a crazy high rates. I?m looking to pay it off with Prosper loan.

My financial situation: I am a good candidate for this loan because I have been on my job for over two years.? Make over 50k and have almost no debt.

Monthly net income: $ 3000
Monthly expenses: $ 900??
Housing: $ 1000??
Insurance: $ 50??
Car expenses: $ 350??
Utilities: $ 200??
Phone, cable, internet: $ 100??
Food, entertainment: $ 200??
Credit cards and other loans: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$419.47

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1997	Debt/Income ratio:	12%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,080	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dragonprincess152002	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my business loan
Purpose of loan:
This loan will be used to pay of a business credit card I used to start my business 2 1/2 years ago.? The business did not go well and was closed more than 16 months ago.? Right now, I am working full-time and have kept my finance well-managed.? The reason I need this loan because the business credit card's introductory rate will be expired soon.?

My financial situation:
I am a good candidate for this loan because I have a prosper lender for a number of months.? I know how important it is to repay the loans on schedule.? I have a long and solid employment history and an excellent credit score.? I am currently working full-time and I have been with the same employee for 2 year and 8 months.? I will set-up auto-pay from my bank account to pay this loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$372.27

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,180	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	plentiful-leverage	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and Marketing Campaign
Purpose of loan:
This loan will be used to purchase inventory and marketing campaigns.? We?need inventory from 3 additional vendors to make our store complete.? All other inventory has been purchased.? The?remaining funds will?be used for marketing campaigns such as google add-clicks and Search Engine Optimization (SEO).? Our site is currently under construction, however, you can visit it at:? www.premiershoppingspot.com to get an understanding of our business.? We expect to?open our Site the first or second week of November.???

My financial situation:
I am a good candidate for this loan for the following reasons:? I do not have rent, a mortgage, or car payment.? My wife's car is paid-off as well.? I work a full-time job, and help run the business part-time.? My wife also has a full-time job and works in the business part-time.? She also has a business degree and 15 years of management and retail.? I can easily make the payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1977	Debt/Income ratio:	13%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,486	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ryguysf	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,552.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying Down High Rate Credit Card
Purpose of loan: To pay off credit cards
This loan will be used to pay off my credit cards so I can start to beat debt, raise credit score and qualify for a good home loan for myself and my daughter.? This would be a first home owned.

My financial situation: Good
I consistently pay anything I owe and try and do so as quickly as is possible.? I have good credit and make enough for payments...it's just the rates on these cards are RIDICULOUS.? I consistently to pay back any debt as quickly and timely as possible.? I've had a few bumps in the credit, due to life happenings, but always pay and on time majority of the time.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 325
??Utilities: $ 75
??Phone, cable, internet: $250
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1988	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,951	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	repayment-thinker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help a Community Based Business
Purpose of loan:
Local Roots Co-op is a member and community owned grocery market committed to serving our world by serving our neighbor. We managed to open just over a year ago with very little capital. Over the year, we expanded the Co-op to its full stature by adding: a 24 foot bulk section, a Coffee and Juice Bar and a kitchen serving Soups, Salads and Sandwiches. The Co-op would have nearly reached the break-even point in its first year, was it not for the continuing effort to bring these latter elements to fruition. This now being done, we have every expectation of being profitable this year. This would be greatly facilitated by a loan to cover some of the expenses incurred by the build-out of the before mentioned departments.
My financial situation:
Now that all of the components are complete, our income is increasing, and out improvement expenses are finally at an end. A loan would help us meet our short term liabilities, and insure our ability to turn a profit this year.

Monthly net income: $ 12000 , Sales of $34000/mo average last year. Currently expanding... just by word of mouth in the community.

Monthly expenses: ~$12000 currently

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$198,093	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	basis-concerto	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business exspansion
Purpose of loan:
This loan will be used to?
This loan will be used to expand the business. New phone system, new computers / software.
My financial situation:
I am a good candidate for this loan because??
The?business?has increased sales and profits?75% to100% every year since 2003. We have recently secured several new contracts to increase our sales aprox 20%.
Monthly net income: $20,000

Monthly expenses: $
??Housing: $ 5,500
??Insurance: $?1000
??Car expenses: $?1900
??Utilities: $?700
??Phone, cable, internet: $?250
??Food, entertainment: $ 1700
??Clothing, household expenses $ 750
??Credit cards and other loans: $ 800
??Other expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1996	Debt/Income ratio:	8%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-precious-order	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to?Credit Card?

My financial situation:
I am a good candidate for this loan because? I have a good work history and good about paying my debt back

Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $?75.00
??Car expenses: $ 300.00
??Utilities: $ 100.00
??Phone, cable, internet: $
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 140.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$148.22

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1973	Debt/Income ratio:	18%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	22y 2m
Amount delinquent:	$1,445	Revolving credit balance:	$14,992	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	responsive-agreement	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Misc Bills
Purpose of loan:
This loan will be used to pay off some credit card debt?

My financial situation: I am a good candidate for this loan because? I have a highly stable long term managerial postion with a firm in excellent financial health. Prospect for income are substantially higher for 2010 than 2009. Business was off slightly in 2009 resulting in a drop of aproximately $25,000 in my family income for 2009.?I am compensated for sales and proiftabilty and sales and profits have increased the second half of 2009 and are expected to continue to increase next year.

I was late only once in the last five years paying my bills to all creditors.The only negative items on my credit report were for one late payment on a car loan a number of years ago and charges for a medical bill that was not mine.? A collection agency never contacted me to let me know that the bill ever exsisted until years later. Due to medical confidentiality laws and since the billed service was for someone else?i could never access the records to straighten it out.

I am a mature responsible stable homeowner with close to 50% equity in my home.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1989	Debt/Income ratio:	3%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$4,398	Revolving credit balance:	$179	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	terrific-duty	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to fix credit
Purpose of loan:
I have very little debt I need to fix my credit score as we have had to take car of a very ill mother as her husband passed away and we were paying two households for a while untill we could get them down to one we have finally dig our selve out of the whole but now need to repair the damage.

My financial situation:
I am a good candidate for this loan because? I will pay this back

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 1850
??Insurance: $?72
??Car expenses: $ 0
??Utilities: $ 110
??Phone, cable, internet: $?60
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$365.74

Auction yield range:	8.27% - 24.65%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,531	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-cycle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to buy a sidewalk tractor
Purpose of loan:
?????I?have a contract to remove snow from?13 miles of?sidewalks in a local municipality.? Its a multi-year contract and I bought two tractors last year.?We get paid 185 per hour per tractor.? Last year I did 100,000 in revenue in Snow removal with the city.?I am looking to expand my fleet to 3 tractors this year as I can get additional work with the city.??They clear over 35 miles of sidewalks and when machines break downs?we are the first contractor they call to fill in.? Last year we were only able to help the city once, because it takes both of our tractors to meet our present contract obligations.??I would really like to get the?third tractor?so I can bill $555 per hour instead of $370.???

The tractor costs 10,000 dollars and I am going to fund 1,000 from operations. It comes equipped with a snow blower and a sander.? The snow blower brand new would cost 10,000 alone and these are nearly impossible to find used. Last year we spent 80,000 on two tractors, v blades, straight blades and snow blowers.?

My financial situation:
I am an owner of Clarke painting.
We have done approximately?600,000 in sales for the last 3 years. (happy to maintain that number in this years recession)
We do about 50,000 a month in revenue and have 8 full time employees and a couple of subcontractors.
We own two investment properties that make us about 1,000 a month in income (after expenses)

Currently we have about 380,000 in debt
We currently have about 500,000 in equity
The companies total equity is approximately 120,000.

As an owner, I only make about 35,000 because almost all of our money goes back into growing the company.
The company will be making the payment on the loan and is current on all bills.

Check us out on the web - www.clarkepaint.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.12%	Starting borrower rate/APR:	17.12% / 19.32%	Starting monthly payment:	$499.97

Auction yield range:	11.27% - 16.12%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	83%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2002	Debt/Income ratio:	4%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$195	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fairness-faire	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card balance rate reduction
Purpose of loan:
This loan will be used to lower credit-card balance interest rate.

My financial situation:
I am a good candidate for this loan because I will repay it with interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$166.33

Auction yield range:	11.27% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$1,805	Revolving credit balance:	$5,841	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JPMorgan820	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$2,715.39	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate a credit line and auto loan.? I would much rather pay interest to Prosper investers than?GE Money Bank, etc.?I pay $564 for my car?note and $267 for credit line.? With this loan I can consolidate and pay them?both off!? I have borrowed with Prosper before and have perfect pay history.

My financial situation:
I am a good candidate for this loan because I have an excellent income at a great company earning over $100,000 annually.? My W2 from 2008 is $124,000.?My credit was damaged in 2006 when my business failed.? A delinquency is showing on the credit information for one mortgage payment of $1805.? My mortgage is new and?this is an error at Experian.? I can fax you my statement on request.? All?issues with credit?are cleared up now, and my credit is on its way to 'A'.? I have set the interest rate for this listing high and am willing to accept it, but due to the 'auction' process, expect it may come down some.? Send me any questions!

Monthly net income: $ 6059 after taxes

Monthly expenses: Total $ 4288
Mortgage: $?1800
Insurance: $?67
Car expenses: $?564?
Utilities: $?220??
Phone, cable, internet: $ 120??
Food, entertainment: $?850??
Clothing, household expenses $ 200??
Credit cards and other loans: $?267??
Other expenses: $ 200
Gas - I have a company car and gas is paid for by my employer (thank you!)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2005	Debt/Income ratio:	41%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,518	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	prietochulo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 580-600 (Jan-2008)
Principal balance:	$1,637.41	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Family death Loan to get back on up
Purpose of loan:
I? need this money due to death in the family having to travel to Puerto Rico Setting me back on the little bit of saved money i had. Yes, questions can be asked about death, i have letters along with pictures to prove.?I am here sincerely needing the money after being turned away due to my credit. I turned to prosper because on the loan i have now i was approved and never?dissapointed?helping my situation out.

My financial situation:
I am a good candidate for this loan because as you can see about a year and a half ago i asked for a loan and it was granted. Since day one the payments have been coming straight of my account and i have not defaulted on a single payment, they have been made on time and always. You will not be dissapointed.

Monthly net income: $ 2968.42
Monthly expenses: $ 2410.00
??Housing: $ 840.00
??Insurance: $ 90.00
??Car/Motorcycle expenses: $?600.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?200.00
??Other expenses: $ 80.00 for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1990	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$27,090	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	johnol	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical related bills
Purpose of loan:
I'm not really sure what to say.? Never done this before.? I have had a recent set of medical problems that have created some medical bills I need to resolve ASAP.? I had an issue of uncontrolled bleeding which left me on bed-rest for a month while waiting for all of the testing to be completed and for my scheduled procedure. ? I was then on bed-rest for another two weeks after the procedure while I healed.? Thank God everything has since been resolved.? (I had a growth that had an "unusual cellular structure" but that turned out to not be cancerous.)? Anyway, this loan will be used to pay off bills recently incurred.

(The procedure was completed one day after my health insurance policy renewed, and the health insurance company said I had to re-meet my "policy year out of pocket expenses" before the insurance policy would cover the treatment.)? Needless to say this was an unexpected financial hit.

My financial situation:
I am a good candidate for this loan because in addition to my regular income I have roughly $10,000 in added "bonus" income due to me by my employer by February 1, 2010.? This loan is intended to be a short-term loan to pay-off the medical related bills until the "bonus" income is paid to me.

Unlike many, I am not under-water with my house -we still have equity -but I would prefer not to tap that.? In addition I don't want to go through that kind of a process given that this is intended to be a short-term loan until when my bonus is paid.

Monthly net income: $7,000
Monthly expenses: Approximately $6,000

Important note about my credit profile:? In the "Public Records" area there is one item showing up for the 10-year period.? This is related to an IRS lien that was resolved nearly 6 years ago.? I have no bankruptcies or other judgments against me.? I believe in paying my bills and work hard to do so.? I just don't want these medical related bills to overwhelm my otherwise stable finances.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1994	Debt/Income ratio:	301%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	31	Length of status:	2y 0m
Amount delinquent:	$13,046	Revolving credit balance:	$2,456	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	73	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	point-pro	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debt
Purpose of loan:
This loan will be used to consolidate open retail debt to one payment, payoff one car,?and college expenses for son?

My financial situation:
I am a good candidate for this loan because i have been in the same career field for over 5 years now and have steady income. I have been making payments on other debts regularly.? ?

Monthly net income: $
2000.00
Monthly expenses: $
??Housing: $ 830
??Insurance: $ included in mortgage
??Car expenses: $ 400????
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $20??Clothing, household expenses $?50
??Credit cards and other loans: $?75??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$243.58

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2003	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,858	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	austin60915	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for School
Purpose of loan:
This loan will be used to? pay for school expenses... I have just returned from Afghanistan, and I get the Post 9/11 GIBill and go to school completely for free. I am an Aviation major, and in addition to tuition I also have to pay flight fees, like gas and instructor time. However, at the end of the school year I will be reimbursed. So I would like to get a loan through prosper to help build my prosper rating.

My financial situation: I have paid off most of my bills, I have 18000 on a credit card which I used to consolidate the rest of what I owed on other cards, and it is at 9%, and I am slowly paying it down as well. other than that I just have rent and a cell phone, rent is 800 a month and phone is 75. My wife and I can definately handle these bills, and hope to be debt free with another 12 months.
I am a good candidate for this loan because? because I will be getting this money reimbursed in May 2010, and will have no trouble making monthly payments.

Monthly net income: $3000 myself, wife makes another 2500

Monthly expenses: $2080
??Housing: $ 800
??Insurance: $ 800 a year, paid in aug 09
??Car expenses: $ just gas, 200 ish
??Utilities: $150
??Phone, cable, internet: $180
??Food, entertainment: $250
??Clothing, household expenses $150
??Credit cards and other loans: $250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	22%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	20 / 16	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,069	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blooming-investment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Montana Dream
Purpose of loan:
This loan will be used to?consolidate credit cards.?

My financial situation:
I am a good candidate for this loan because?I have now fixed?everything in my house that needs to be fixed and am ready to get rid of all cards and pay everything off.? I am currently working on my MBA and?look forward to being in a good position to raise my children.? I have a great job as a hospital administrator and have always had a consistent job, loyal to the same employer.? I haven't?worked full-time in recent years because my?kids were young, as I will finish my MBA I will be in a great position to?roll into a full-time position?at my?current job.? I have been a RN for 13 years.? My salary potential is well over 100k working full-time, even now I can pick up one extra shift and earn an extra $600 in one day.? I will do what needs to be done, I have to pay these cards off and roll these payments into one.? Making the payment will not be an issue.? I plan on closing all except two cards with low limits to utilize for budgeted expenses and emergencies only.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	3y 8m
Amount delinquent:	$87	Revolving credit balance:	$11,228	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rwilliamsjr72	Borrower's state:	NorthCarolina	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 97% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 3% )	520-540 (Mar-2008) 680-700 (Oct-2006)
Principal balance:	$178.55	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Buying Into Healthcare Recruiting F
I have an opportunity to buy into a health care Recruiting Business. I have worked in the recruiting and human resource for the past thirteen years. The Health Care recruiting business will focus on specialty Nursing, Health care Information technology and Doctors and Nurse Practitioners, physical therapists for Full time and temporary contract assignments at? medical offices and institutions across the country. I am in need of additional capital to make the initial investment.? This business is viable and has produced double digit returns on investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	10%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,962	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sperk50286	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	15 ( 94% )	620-640 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	1 ( 6% )	600-620 (Sep-2008) 620-640 (Jul-2008) 640-660 (Mar-2008) 620-640 (Oct-2007)
Principal balance:	$4,647.17	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Reliable Borrower with2 loans paid
Purpose of loan:
This loan will be used to? pay off the last of my heloc and?credit card bill. I have less than is shown on my profile because prosper will not pull a new report because I paid my loans off so fast. I am and have been on a cash basis for a while putting any and all availible cash in investments and paying down debt.

My financial situation:
I am a good candidate for this loan because? I have a great job with good income and I bonus 8 out of 12 months a year. I always pay my debts but have a credit score that bounces all over the place. I have paid off 5500 in loans in 5 months and invested another 5000 in loans to other people on prosper. I was never late prosper had a software glitch because i was making so many payments in a months time on principle it did not take out my normal automatic payment. I caught it 3 days later when trying to bid on a loan.

Monthly net income: $ 8800 + bonus????????

Monthly expenses: $ 6801

??Housing: $ 1400????
??Insurance: $ 200
??Car expenses: $651
??Utilities: $ 200
??Phone, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $800
??Credit cards and other loans: $ 2000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$217.20

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1980	Debt/Income ratio:	18%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	26y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,388	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bduck40	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 94% )	780-800 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	2 ( 6% )	660-680 (Dec-2007) 720-740 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Loan to Consolidated Debts
I found this great site?over 3 years ago, and was?fortunate enough to secure a loan thru the site which was paid off. I Would like to?apply for another?loan to help with?a higher interest credit card and loans.
About me...I've been employed by the same?company for?over 26 years. I'm secure in my job and recieve a good income,?around $80,000?last year.?

I?have?a couple?high interst credit card loans that I would like to pay off with a lower interst loan from this site. ?I've been working on the loans myself, with some progress, but as everyone knows, they can be paid off quicker and save money in the long run if I had a lower interst loan. Either way I?work hard and make good my bills.?

I'm a home owner?as well ( see picture ) and have made all payments on time.

I've got the money in my company's 401k, but hate to remove any as the taxes on doing so can be burtal.

By getting a another loan thru this site,?I can?continue to?save money and repay my bills faster.?

I feel I'm a good risk as my credit score and rating shows and a hard working honest person.

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1987	Debt/Income ratio:	53%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	23 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$225,594	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CitizenCapital	Borrower's state:	Virginia	Borrower's group:	Military Veterans helping eachother.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (May-2009) 700-720 (Apr-2008) 720-740 (Jul-2007) 720-740 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
YOU GET REPAID FOR SURE
Purpose of loan:

Consolidate Debt on Business Capital Loan

I took out 220G to complete foreclosure on a Real Estate Asset appraised at 645,000.00.

My Top Marginal Borrowing Cost is at 13.49% interest.? Real Estate asset is currently for sale @ $575,000.00.? When asset sells (could be year or two years) then loan will be repaid.

My financial situation:

Primary occupations:
??? Wife -- Junior Executive for Fortune 10 firm.
????I work as a Risk Manager for a small Energy Finance Consulting Firm.? I served 20 years in the United States Navy (13 Active, 7 Reserves).?
??? I own a small Limited Liability Company? which brings in additional income.
Small Business Equity and Capital:? (Excludes the value of the foreclosure)
??? My business?equity:?? 85,000.?????
???My business debt approximately:? $140,000

?? Total Small Business Capital:??? EQUITY +? DEBT?? =?? $225,000.???

Rental Homes:
????3 Rental Homes:
?? 510K estimated value? with 260K of mortgages against them @ about 6.375%.?? 1 home up for?sale for $181K which has a $126K obligation.

?Total Rents:? $3930
Total Expenses on notes:? $3500 per month

Broker accounts and IRA's:???Total? >? 250K.?

Exceptional financial stability guarantees that I have the means to repay your contribution to my loan request:
??? My wife and I have been married 8 years and have joint finances.??? All expenses listed are both our responsibilities.?

Annual net income:??
??? 229K? plus bonus (132K - spouse, 103K me)?plus business income which was?32,000 last year.?

Monthly expenses:???
??Mortgage:??4,200 per month??(on 700,000 Asset with 595,000 of debt)
Unsecured?Debt Service:? ~4,000 per month

?????????student loan outstanding at 15K -- 5.75% -- 135 per?month.

?? I thank you for your time in considering my PROSPER loan request and am gracious for your bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1998	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Not employed
Now delinquent:	4	Total credit lines:	23	Length of status:	3y 2m
Amount delinquent:	$11,588	Revolving credit balance:	$10,220	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	prattinum	Borrower's state:	Minnesota	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (Jun-2007) 580-600 (May-2007)
Principal balance:	$993.93	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
car needs repair before winter
Purpose of loan:
My car is in need of some repairs that really should be taken care of before winter.

My financial situation:

I am currently a full-time student, working towards my Bachelor's Degree in Business Administration.? From September through June, I receive $1587.00 per month under the GI Bill.?That amount is paid directly to me, and I receive State and Federal grants to cover the cost of my tuition and books.? I also receive a disability payment from the Army of $730.00 per month, for life.? My wife also has an income.?She brings home on average?at least $50.00 per day in tips, plus her wage (even more during the summer).? During the summer I work as a Marina Attendant at Fortune Bay Resort and Casino, earning approximately $1000 per month.? I understand my debt-income ratio is high, but in the past four years we have never missed a house, car, or credit card payment.? Please note the delinquencies listed on my credit profile are old, and as a result of my first marriage ending in divorce.? I have tried and am still trying to take care of these issues.

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 480.00
??Insurance: $ 108.00
??Car expenses: $ 350.00
??Utilities: $?80.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ (inc. with food, ent.)
??Credit cards and other loans: $ 320 ($126 is current Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1983	Debt/Income ratio:	98%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,003	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	calm-p2ploan4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$262.59

Auction yield range:	11.27% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,119	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	btsjr61	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (Jan-2008)
Principal balance:	$3,407.85	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off High 2 Lines of Credit
Purpose of loan:
This loan will be used to? pay off a 2 high finance charged line fo credit, once paid off these accounts will be?closed as I will no longer have a need for them. Even at a higher interested rate that I have posted the payments will still be less than my current payments.

My financial situation:
I am a good candidate for this loan because? the monthly payments will fit into my monthy budget and get ride of the high line of credit charges. And if you look at my past history I have paid on time ALL of my debts. This will also save me just over 200.00 a month on my credit card expenses that you see below. Also in my other expenses is a 300.00 that goes to my 401k plan, so I am not really spending that money its a savings. This would be just such a big help at this time as I am sure everyone understands trying to reduce expenses. Hope all will be in favor of bidding on this loan. Take care and thanks for reading this.

Monthly net income: $ 3095.00

Monthly expenses: $?2626.00
??Housing: $
??Insurance: $?75.00
??Car expenses: $?430.00
??Utilities: 150.00
??Phone, cable, internet: $?21.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?1000.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$27,018	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	authentic-money	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extra Money for Building Purchase
Purpose of loan:
This loan will be used as the only financing I will need to have enough money to buy a building for my business on 9 Mile in Eastpointe, MI. I already have $75,000 in cash to make the purchase with the prosper financing I will have $100k to offer which I believe the owner will take it. He is trying to get me to purchase it on land contract for $120k. It would be cheaper to finance through prosper and give 100 cash than finance 120 through the building owner.

My financial situation:
I am a good candidate for this loan because I have a stable business with stable income, in 5 months I could have this money on my own. I just think that now is the time to move on the building as my current lease will be up in 2 months and I do not want to be stuck leasing for another year when I could own my own place.

Monthly net income: $ 10,000.00
I have a solid client base from my computer sales and service business. Onsite Operations, 17425 Mack Ave, Detroit MI 48224. 313.884.3000
I also have online hosting business and email marketing deals which supplement my local business income. I am more than capable of paying back this loan and will pay it back. I would take the money that I already put into my lease and put it into paying this loan. The building also has a second floor apartment which I may be able to rent out and generate even more income to pay back the loan. I see no problem easily doing this. If you have any further questions feel free to call me and ask or write me via prosper.

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 400
??Car expenses: $ 100
??Utilities: $ 350
??Phone, cable, internet: $ 75
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$1,054.05

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,091	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eazengotita	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
With the economy changing, I have been forced to have to pay off my credit cards and also cancel some during the process. I have excellent credit, however, with APR increasing for all my credit cards I do not want to be caught in a situation that can be potentially disastrous. I am a full time employee and student I have always been a responsible individual and will pay my bills on time.

This is loan will pay off all my credit cards and will leave me with room to breath on a monthly basis since I will only have one bill a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,018	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	steady-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int. credit card
Purpose of loan:
This loan will be used to pay off a high interest credit cards to help provide additional monthly money.? The credit card accounts are already set to close upon payoff.

My financial situation:
I am a good candidate for this loan because I am a hard working person.? I work full-time as a police officer, am enrolled full-time in college (with nice student loans) and also have a side job doing computer work.? I am just trying to provide my family a little more breathing room each month pay paying off these credit cards.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1853
??Insurance: $ 150
??Car expenses: $? 910
??Utilities: $ 210
??Phone, cable, internet: $ 78
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $ 500 (left over school expenses not covered by loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	1y 4m
Amount delinquent:	$1,899	Revolving credit balance:	$2,082	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	safe-auction	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card debt
Purpose of loan:
The purpose of this loan is to consolidate all of my debt into one smaller payment that can be paid off in a reasonable amount of time.

My financial situation:
I am a good candidate for this loan because I make enough income to support my current bills, which are paid on time, so by lowering my monthly expenses I will definitely have no issue continuing to pay my bills on time. My credit report does reflect some late payments in the past, however that is a result of me losing my job and playing catch up with my bills. I have been with my current employer for over a year and am doing well.

Monthly net income: $ 2500 (base) + commission varies from $500 to $3000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 90
??Phone, cable, internet: $ 150
??Food, entertainment: $ 220
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1984	Debt/Income ratio:	8%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$7,497	Revolving credit balance:	$1,263	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	5
Screen name:	unbeatable-p2p	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards.

My financial situation:
I am a good candidate for this loan because?I have a good steady income and would like to pay off my debts asap.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 430
??Insurance: $83
??Car expenses: $ 210
??Utilities: $ 40
??Phone, cable, internet: $ 60
??Food, entertainment: $ 40
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$146.30

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1996	Debt/Income ratio:	27%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,519	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	BrownEyes32	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	800-820 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2007)
Principal balance:	$4,059.15	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Refinancing Personal Loan
Purpose of loan:
My Chase credit card has a high interest rate that is costing me approximately $70 per month in finance charges. I'd like to close the credit card.

My financial situation:
I purchased my first home this year and am doing well despite the economy. My child is also in his first year of private school and I want to do everything I can to ensure that he will be able to?continue?there until he graduates.?Every penny I save will allow that to happen.

Monthly net income: $?3227
Monthly expenses: $?
??Mortgage: $?1315
??Insurance: $ 40
??Utilities: $ 200
??Phone, cable, internet: $?185
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2005	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,375	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	industrious-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school expenses
Purpose of loan:
This loan will be used to pay for the rising costs of going to school in California. Unfortunately they are charging us more and more each year, while offering us fewer classes. On the job front, I am facing a worldwide economy that is contracting as I type this, making it a priority for me to finish my college education so that I can successfully compete against the rising percentage of young adults that are receiving a higher level of schooling.

My financial situation:
I am a good candidate for this loan because during the next 3 years, while completing school, I will be living at home with my parents and working full time to save money and pay for the loan. I won't have any expenses except food and gas, and my parents have offered to chip in on the loan as long as I stay in school. I should have around $1000 a month of unused income to devote to the loan if need be. I've held my job for the last 3 years at REI, which is a company that always takes care of their employees and is a great company to work for.

I am 22 years old and I want to start off with great credit. I've never missed any payments on anything before and I don't intend to. Living at home and paying this loan will be much easier than the $650 dollar a month rent that I was paying before I decided that school needs to be my focus.
I thank you all for your time. This would really be a big step toward completing my goals.

Monthly net income: $ 1630 after taxes. Around $1000 after expenses.

Monthly expenses: $ 600
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 150

Available Monthly Income to Pay Back Loan: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	39%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,188	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payoffdebt2day	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
~DEBT FREE IN TWO YEARS~
Purpose of loan:

This loan will be used to consolidate my credit cards and reduce my current interest rates.
Our current Credit card debt stands at $27,788.13 as of 9/30/2009.I have a total of 7 credit card that?I will close and pay off with this loan.? My financial situation:

I am a good candidate for this loan because I can afford it and will be able to repay the loan without any problems. Furthermore, my primary goal is to eliminate all of my debt within the next two years. To obtain this goal I have established a very strict budget which I would?be happy to elaborate on if you have questions more specific then what I have listed below. Alas, much of my debt was accumulated while pursuing my Bachelor's and Master's degrees in Accounting. Now that I have established a sucessful career it's time to pay off all of my debt and move on to the next stage of my life. This loan will go a long way in helping me reach my goal. Thank you for your interest.
Here is our?current budget:

Take home pay: $4,800Rent/Utilities: $480Car Payment: $604Insurance (Car, Disability,Life) $250Student Loans - $1,000Credit Cards - $1,200 (This is currently more than minimums)Fuel for Vehicles - $300Groceries/Household - $300Please note, the aforementioned budget excludes my husband's income;however, includes all of our household expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.35%	Starting borrower rate/APR:	27.35% / 29.69%	Starting monthly payment:	$524.97

Auction yield range:	11.27% - 26.35%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$63,749	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-exchanger2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off five of my credit cards
Purpose of loan:
This loan will be used to pay off?five of my credit card debts?

AMEX: $589.11 at 16.24
Barclay's/Juniper: $1460.36 at 16.99
CHASE 1: $3451.07 at 18.24%
CHASE 2: $2200.91 at 26.24%
Wells Fargo: $5094.55 at 20.40%

Total Debt: $12,796.00 avaerage intrest rate: 19.62%

My financial situation:
I am a good candidate for this loan because I have been with my current employer now for fourteen years and I have great job security as I am a contracr employee.? I work hard and I am current with all of my bills, never making a late payment.? I even pay more than the minimum due each month, however the credit card companies have been playing thier game of "let's lower the credit limit and make it look like he's maxed out and then we can raise the interest rates and double the minumum payment due".? I have been paying down my debt, this past year but it is a slow process with the interest rates changing every couple of months, it is frustrating.? My goal is to be 100% debt free in five years and this loan will help me get a "jump" start.

I bought my home in the spring of 2007 and had to do some major repairs and remodling in order to move in,?this is where a majority of my debt was accumilated.

My truck is paid off, so thier is no auto payments. I bring home a good salary for this current economy.

Monthly net income: $ 4850.00

Monthly expenses: $ 3903.00
??Housing: $ 1620.00
??Insurance: $ 103.00
??Car expenses: $ 75.00
??Utilities: $ 325.00
??Phone, cable, internet: $ 156.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00?
??Credit cards and other loans: $ 1300.00 this includeds the above five credit cards. with this loan it would drop to $875.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,031	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	best-cordial-bill	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have a good job and pay my bills on time. The delequncies are based on a forclosure.? The forclosure is the only problem on my credit.

Monthly net income: $ 8000

Monthly expenses: $ 6250
??Housing: $ 2500
??Insurance: $ 150
??Car expenses: $ 600?
??Utilities: $ 500
??Phone, cable, internet: $ 250?
??Food, entertainment: $ 1250
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 900?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.30%	Starting monthly payment:	$46.32

Auction yield range:	4.27% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment purchase loan
This $1500 will go towards upgrading my computer equipment. And will be payed off early.

Also I am looking to establish credit here on Prosper because I have very interesting projects coming up that will need investors.

I am hoping to develop good networking with you folks.

regards,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$128.30

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	40%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,867	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bold-revenue-advantage	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Simplify monthly payments
Purpose of loan:
This loan will be used to? I have several open lines of credit that require small payments each month, I would like to use this money to pay off the smaller credit cards so that I no longer have to manage several cards at once.?My wife and I have recently taken on the responsibility of raising our grandaughter and we need to cut interest costs were we can to look forward to her future as well. I work full time this consolidation would be very helpful, since I already pay interest I would rather pay it to people who invest in me instead of a large corporation.

My financial situation:
I am a good candidate for this loan because?I am a good candidate because I have a stable career and I pay my bills ontime.?I?own my home?which is worth more than I owe and I have a low fixed rate. I have a dependable?truck to get?me to work on time and I can pay this loan back.?

Monthly net income: $ 3998.40

Monthly expenses: $?
??Housing: $ 795 (split with?spouse)
??Insurance: $ 40
??Car expenses: $ 100 (gas)
??Utilities: $ 150 (electric & water) split
??Phone, cable, internet: $ 75 phone- $13 basic cable- no internet at home just?at work
??Food, entertainment: $ 175
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1700
??Other expenses: $ 260 (grandchilds care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2003	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,435	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	penny-bear	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all Loans
Purpose of loan:
This loan will be used to pay off and close all of my outstanding loans.? I have many small outstanding loans that I would like to consolidate into one payment with a low interest rate.? Having these many accounts is putting an impact on my credit score.? I have NEVER missed a payment neither have I ever been late on a payment, in fact I am always a month ahead on my payment.

My financial situation:
I am a good candidate for this loan because I make a base pay of $90,000 a year.? This does not include my quarterly bonuses nor overtime worked.? I do make over $100,000 a year but I do not put this on loan applications because it is not promised to me.? As I mentioned in the "purpose of loan" description, I am never ever late on my payments and I will be consolidating all of my payments into one large payment with a lower interest rate.? Getting the loan is hard because all of my open accounts are bring my FICO score down.

Monthly net income: $ 5,700 +
Net income is $5,700 + per month

Monthly expenses: $ 3795
Housing: $?1,300??
Insurance: $ 175??
Car expenses: $?750??
Utilities: $ 250??
Phone, cable, internet: $ 70??
Food, entertainment: $?300??
Clothing, household expenses $ 200??
Credit cards and other loans: $ 600 (this loan will replace these payments)??
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1989	Debt/Income ratio:	60%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	0y 7m
Amount delinquent:	$670	Revolving credit balance:	$60,876	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dylan1127	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt, Need Help
Purpose of loan:
To consolidate debt, I was doing fine until all these laws changed and the monthly payments went up, interest rates went up, etc.

My financial situation:
I am a good candidate for this loan because I can make a high monthly or semi monthly payment for a balance, but paying all the little "amounts" is getting me behind due to the monthly rates going up and up.? I will sign something, legal, to show you what I will use the money for...you can see I can pay?a nice amount a month, if someone would only have faith in me.?

Monthly net income: $ 2000.00

Monthly expenses: $ My husband pays all but the following
??Housing: $ 500.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	49%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,864	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	9
Screen name:	Prospect0579	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	38 ( 95% )	620-640 (Latest)
Principal borrowed:	$10,450.00	< mo. late:	2 ( 5% )	600-620 (Sep-2009) 640-660 (Mar-2008) 660-680 (Aug-2007) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
LOOKING FOR 3RD PROSPER LOAN
Purpose of loan:
This loan will be used to buy new furniture and do minor repairs to a home i just purchased.
This will be a temporary loan till I recieve the $8,000 stimulus credit. Once I recieve the credit I will use it to pay off this laon that I'm asking the prosper community to invest in.

My financial situation:
I am a good candidate for this loan because I have paid off both of my prior prosper loans. I am?
a responsible individual and?make sure that my bills are paid on time. I was a few days late on my previous?
loans because?us?bank closed my checking account and all payments that were going through got rejected.
The process that prosper makes to add an account?made me late a few days because of their verification process.
I?would like to mention that?I have a steady job with additional overtime available if needed.?

Monthly net income: $ 2145
Monthly expenses: $
??Housing: $520
??Insurance: $60
??Car expenses: $140
??Utilities: $ 80
??Phone, cable, internet: $ 56
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $ 120

? Total: $1,276
? Remaining: $ 869

? *** I would like to note again that this is a temporary loan till I get my stimulus check. ***

? Thanks for looking and hope u invest in me again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$519.91

Auction yield range:	11.27% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	17%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$113,306	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mulletfrog	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down higher interest debt!
Purpose of loan:
Going to pay down short term higher rate debt from a home renovation project. I have 5 homes and major lenders will not allow more than 4 mortgage now. This money will be will be used to say goodbye to the banks that hold my debt. My project is complete and I own my 5th home outright. It is a rental and the tenate will move in November 1st.
My net worth is close to $400,000....all in real estate and retirements accounts.? I have plenty of 401K money just in case I ever need it as a hardship withdraw. My employer does not allow loans on my 401K account so that is why I am not using it to pay down my debt. My income is over $10,000 per month, so paying back this loan on time as promised is not a problem.

My financial situation:
I am a good candidate for this loan because I am well paid with a job that I have had for over 12 years and I have rental income from that subsidizes my income. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$98,185	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed Return
I am trying to pay off my high interest credit card balance. I am hoping this loan will make it happen sooner. Three years or sooner will be excellent. I have a stable full and part time jobs. My work is always open to overtime, which automatically pays double of my rate. My husband works as a Police Ofcr. Our combined income is slightly over $8,000/mo. His income pays our mortgage and some savings. Each of us has two retirement plans with sustainable balances. I have an excellent record on all my payments, never been delinquent. I am already paying $500-600/mo on this card, always doubling the minimum. My own personal income is $4,600 on average without OT (just had a raise). At the end of the month after paying all bills, I always have $1,100 to $1,300/ month. Our financial condition is stable. The revolving credit balance on my profile is from home equity used abt 3 yrs ago used for needed home improvements and paid of car loans and some investment. This has a very good fixed interest rate. We have no plan of moving because we live in a solid, desirable community that has potential for good home market value rebound. Thank you all for bidding. This is a guaranteed return for you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,570	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	money-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off my credit cards with high %.

My financial situation:
I am a good candidate for this loan because?I?always pay bills on time.I am a hard working, responsible person.
I would really appreciate if you help me out. My goal is to have?my finance in control, not it controls me.
Thank you in advance.

Monthly net income: $ 1600

Monthly expenses: $ 1400
??Housing: $?200
??Insurance: $?0
??Car expenses: $ 350
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?0
??Credit cards and other loans: $ 550
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,596	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards. My score will go back up as soon as I pay down the credit cards using this Prosper Loan.

I am a good candidate for this loan because? My wife and I are both self employed for 15 years. Steady household 2 income earners.
My credit has zero late payments I pay all debt on time or ahead of schedule.??
?My household income comes from 3 diverse sources and is growing.
?We are fully insured including umbrellas for both business and personal, health and autos/home.
?We both?carry life insurance of 1 Million each and have a Trust plus a will all in place. We have 1 girl 30 months old (our first and only child).
We are?very healthy and work hard all day and all year.

I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time.

Thank you?for viewing my listing, and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2000	Debt/Income ratio:	36%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,261	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bold-pure-cash	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need new tires for my car
Purpose of loan:
This loan will be used to buy new tires for my car.

My financial situation:
I am a good candidate for this loan because I will make my monthly payments on time and I have a full time job.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $ 100????
??Car expenses: $ 179
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100 Wells Fargo Credit Card,?$230 Washington Mutual Credit?Card
??Other expenses: $ 60 student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1997	Debt/Income ratio:	12%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	18y 6m
Amount delinquent:	$275	Revolving credit balance:	$7,943	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rupee-lightning	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down some bills
Purpose of loan:
This loan will be used to? Pay down exsiting bills and pay property taxes.

My financial situation:
I am a good candidate for this loan because? I am a register nurse for several years and have the means to pay back this loan.????

Monthly net income: $ 3000????

Monthly expenses: $
??Housing: $ 618
??Insurance: $125
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$32.51

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	19 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	73	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,604	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	psmurf	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 82% )	800-820 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	2 ( 18% )	760-780 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Start Side Business
I am a Realtor and Investor. I currently own 6 properties by myself and 4 units with a partner. I am semi-retired and manage all 10 rental properties myself. I currently have 1 of my properties for sale.

I want to start this small business to help my children and grandchildren learn how to be in their own business and make a few dollars.

The money will be used for marketing and website creation. My youngest son is in college working toward architecture degree. He will do my website. One domain name we will use is www.IOUzilch.com. This domain name is parked on a friend's website for now until my son finishes what he is working on. You can go to www.IOUzilch.com to see the business model.

I am currently testing a few ads on Facebook and will start some test ads on local free websites shortly as well.

I've had side businesses all during my working career (40 years). I worked as a civil engineer for 18 years and the last 12 I've been in real estate - selling, buying and flipping and finally buying and holding. Prior to going to college I was in the Army and worked in a family construction business (6.5 years).

I've received a Prosper loan in the past and paid it off ahead of schedule. It will be my intent to help others get seed money from Prosper to start their businesses.

Thank you for looking at this listing and please feel free to ask any questions.

I will set up auto pay through my credit union for paying the monthly cost of this loan.
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,048	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
I'm President and owner of The Flip Slip Shoe Co. Website for info/pics:? Flip-Slip.blogspot.com . For the past few months I have been working on starting a new business for a foldable, self-containable Mary Jane shoe that I invented called The Flip Slip. It is a Patent Pending shoe that fits in a pocket and converts into a hard-soled walking shoe for the relief of high-heels. I'm very excited about the potential of this business and think it's a much needed and long overdue product!

I have a business plan that I have been working on and my goal is to be in business in two to three months. I hired a footwear designer that will take my prototype and turn it into a market-ready sample. The footwear designer is also well connected with footwear manufactures in Asia and America and we will be looking at the potential for Made in the USA!

Moving forward, there are a lot of resources I will need in order to get this business started. At the moment, I need a small business loan to help get a great business off the ground, and at the same time, I am offering a great interest rate as an incentive to investment in my business. Please contact me anytime if you have any questions or are interested. Thanks and God Bless!?
Information in the Description is not verified.